Exhibit 99.2

Filed under Rule 425

under the Securities Act of 1933, as amended

and deemed filed under Rule 14a-12

of the Securities Exchange Act of 1934, as amended

Filing by: Northern Star Investment Corp. II

Subject Company: Northern Star Investment Corp. II

File No. 333-255120

The following is a transcript of the earnings call for Apex’s first quarter ended March 31, 2021 hosted by William Capuzzi, the Chief Executive Officer of Apex:

APEX 1Q21 Earnings Conference Call Transcript

April 28, 2021

Operator

Good afternoon. Welcome to the Apex’s first quarter 2021 earnings call. The information discussed today is qualified in its entirety by the information contained in the Form 8-K, including the related exhibits, that was filed by Northern Star Investment Corp II today with the SEC. You can access these documents on the SEC’s website at www.sec.gov.

Please carefully review the disclaimers we’ve included. This call has been prerecorded, so a Q&A session will not be conducted as part of today’s presentation. Before we begin, I’d like to note that this call may contain forward- looking statements, including Apex’s expectations of future financial and business performance and conditions and growth and scalability of our platform, the industry outlook and the timing and completion of the business combination transaction with Northern Star Investment Corp II.

Forward-looking statements are inherently subject to risks, uncertainties and assumptions, and are not guarantees of performance. You are encouraged to read the Form 8-K and the accompanying press release, as well as other Northern Star Investment Corp II filings with the SEC, including the Form S-4 registration statement filed on April 8, 2021, for a discussion of the risks that can affect the business combination and the business of Apex after completion of the proposed transaction.

During the call, there will also be a discussion of some metrics which are non-GAAP financial measures, including Operating Expense, Adjusted Net Revenue, Adjusted EBITDA and Adjusted Operating Margin. Apex has reconciled these items to the most comparable GAAP measures in the press release filed with today’s Form 8-K.

Hosting today’s call is Bill Capuzzi, Chief Executive Officer of Apex. With that, I will turn the call over to Bill.

William Capuzzi–Apex Chief Executive Officer

Thank you Operator and good afternoon, everyone.

I want to start by saying thanks to all the Apex team members and partners for their commitment and hard work, and to all of our clients for their continued trust and loyalty.

Let’s turn to the highlights of this quarter’s results.

In the first quarter 2021, our net revenues were $146 million with an adjusted EBITDA of $46 million.

Our clients continued to win new accounts…adding almost 4.1 million new end-investor – or customer – accounts to our platform…over 75% of those accounts belong to customers aged 40 and under.

As customers opened new accounts, we added over $19 billion in net new assets bringing our total assets under custody to $97 billion as of March 31, 2021.

We believe this quarter is a proof point for our platform’s scalability: we opened 1 million new customer accounts in just 1 weekend in January…we processed almost 3 times as many trades as we processed in the first quarter of last year; and we grew the number of crypto accounts on our platform by over 500%.

We did all of this during a period of unprecedented market volatility and increases in retail trading across the board. Our technology and team outperformed our competitors, and we are exceptionally pleased with where we are today.

As I’ve said before, the financial industry is at the beginning of a massive digital transformation. There’s approximately $68 trillion of wealth that will transfer from older generations to the Gen X, Millennial and Gen Z children and grandchildren over the coming years. This money in motion, from the oldest generations to the younger digital natives, is going to require an enormous re-tooling of aging infrastructure, removing friction from the system, and making things real time.

This is exactly what Apex does.

Frankly, as proud as I am about what we accomplished last quarter, I am even more excited for what the future holds.

Even after the strong growth we experienced during the first quarter, frankly we believe we have a substantial opportunity ahead of us. Just focus - for a second - on traditional advisory and wealth management, this is where most of the country’s assets sit, and today we have less than 1% market share.

Just take a second to let that sink in…

We expect to continue to take share from our legacy and traditional rivals as we leverage our deep domain knowledge to continue to innovate, and demographics continue to shift and drive clients and their customers to our platform at Apex.

Innovation is central to who we are as a company. Just earlier this month, Apex Crypto added 3 cryptocurrencies to the integrated cryptocurrency trading platform that we offer for our clients. Adding support for Doge coin before some of our competitors and just in time for Doge day. We’ve since added hundreds of thousands of new crypto accounts by innovating and becoming a market leader.

We intend to continue to expand our crypto offerings. For example, we are working towards including NFTs on our platform. Think about some of the big crypto trading platforms – you can go on and buy bitcoin there – but that’s all you can do there – alright – for Apex – it’s a platform – our clients can offer their customers – equities, options, futures, ETFs, fixed income, mutual funds, and cryptocurrency.

That’s what sets Apex apart. We’ve been able to move quickly to offer more products and services, namely because we’ve invested so much time and capital into setting ourselves up for this moment. When we started Apex, we envisioned creating a tech-enabled company to solve for so many problems in the investing and trading spaces. We saw the antiquated infrastructure across the industries, and we knew there had to be a better way. And, we believe we are right at the tip of the iceberg of possibilities for growth.

When we become a public company, assuming no redemptions by SPAC investors and current capital levels, Apex is projected to have approximately $1 billion in available capital to drive more innovation and transformation, adding pieces to the puzzle through strategic acquisitions and—most importantly—organic growth. We plan to double the number of our in-house developers in the next 2 years.

So, with that, I will turn it over to Chris Springer, our Chief Financial Officer to walk through a more detailed look at our results.

Chris Springer–Apex Chief Financial Officer

Thanks Bill.

As Bill mentioned, Apex’s scale and expertise combined with our lower cost structure and high barriers to entry create a natural flywheel effect. We expect this to drive growth and operating leverage.

Let’s begin with some of our key performance metrics.

In the first quarter, total customer accounts were up 85% year-over-year and 39% on a sequential basis. Extraordinary market volatility associated with certain stocks coupled with unusually high levels of customer engagement drove a record number of trades…235 million for the quarter. This is approximately 70% above the fourth quarter volumes. Customer account growth drives increased balances and transactions. These were the catalysts of revenue growth for the quarter at Apex.

Now let’s turn to the financial results.

Our net revenues for the first quarter of 2021 were $145.9 million, or almost 98% higher than our net revenues for the first quarter of 2020. Turning to our adjusted net revenues, which are defined as total net revenues less reimbursable fees, non-operating income, and also exclude the impact of interest expense on debt, were $102.4 million for the first quarter. This is up 122% from the $46.2 million in the first quarter of 2020. The growth was primarily due to increased customer accounts and trades, as I mentioned earlier, as well as higher interest income related to securities lending.

Our average revenue per account for the quarter, which is defined as adjusted net revenue divided by the average total customer accounts was $8.05. This increased from $6.41 in the first quarter of 2020 driven by increased customer engagement and our ability to generate revenues across our platform.

Now let’s look at some of the components of our revenues year-over-year.

Non-interest income rose by $60 million, or 107%, compared to the first quarter of 2020. This was caused primarily by growth in clearing & execution fees, reimbursable fees, account-based fees as well as an unrealized gain of $8.5 million on an investment.

Turning to net interest income…interest income increased by $11.9 million, or 68%, compared to the first quarter of 2020 primarily driven by increased securities lending income. Interest expense increased by $1.3 million, or 66%, for the quarter ending March 31, 2021 primarily driven by increased loan balances.

Regarding expenses…operating expenses which are total non-interest expenses minus reimbursable fees, non-operating costs, depreciation and amortization, totaled $56.3 million for the first quarter, that’s up 68% year-over-year. Of that amount, brokerage & clearing fees totaled $13.8 million for the first quarter of 2021 compared to $5.3 million in prior year’s quarter driven by increased volumes.

In addition, employee compensation and benefits came in at $24.7 million, or 51% higher than the $16.4 million recorded in the first quarter of 2020. Increased compensation was a function of growth in headcount, primarily in technology roles, and increased incentive accruals based on our performance.

So putting it all together, we generated net income of $36.3 million for the first quarter of 2021…that’s 5 times greater than the amount generated during the first quarter last year. This was primarily due to improved profitability generated from the increased revenues driven by the efficiency and scalability of our platform. We believe our positive operating leverage is indicative of the scalability of our business model.

And now to EBITDA. Apex defines adjusted EBITDA as net income adjusted for income tax expense, interest expense on debt, depreciation and amortization, and non-operating income and expenses. Adjusted EBITDA totaled $46.1 million for the first quarter of 2021 translating into a 45% adjusted operating margin. That compares to Adjusted EBITDA of $12.7 million and a related margin of 28% for the first quarter of 2020. This demonstrates the scalability of our financials where additional revenue generated EBITDA at a higher incremental adjusted operating margin rate. The incremental adjusted operating margin rate was right around 60% for the quarter.

We are confident in our ability to achieve our projections for the balance of the year as our model incorporates conservative assumptions. The projections were built on existing client relationships and the assumption of modest revenue growth from new clients. While we haven’t seen the continuance of the extraordinary volatility that we experienced in Q1, based on the strength of the first quarter where we achieved almost 45% of our projected Adjusted EBITDA for the year, we expect Adjusted EBITDA to remain elevated for the rest of the year versus our initial projections.

So that’s it on the financials. Now let me turn it back to Bill.

William Capuzzi –Apex Chief Executive Officer

Thanks Chris.

In closing, our platform powers an A-list roster of clients that continue to grow and win business. Apex is at the center of the digital transformation of what Tiburon estimates is a $45 trillion market.

We believe that there currently are no competitors that match our full product offerings and digital first approach. There is so much opportunity for Apex ahead. We expect to continue to capitalize on this opportunity as we continue to drive growth and technological innovation.

Just wanted to take an opportunity to thank each of you for joining today, and have a great day.

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Forward-Looking Statements

Certain statements included in this communication are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, (1) statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity; (2) references with respect to the anticipated benefits of the proposed business combination and the projected future financial performance of Apex and Apex’s operating companies following the proposed business combination; (3) changes in the market for Apex’s services, and expansion plans and opportunities; (4) anticipated client retention; (5) the sources and uses of cash of the proposed business combination; (6) the anticipated capitalization and enterprise value of the combined company following the consummation of the proposed business combination; and (7) expectations related to the terms and timing of the proposed business combination.

These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Apex’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Apex. These forward-looking statements are subject to a number of risks and uncertainties, including: changes in domestic and foreign business, market, financial, political, regulatory and legal conditions; the inability of the parties to successfully or timely consummate the merger, including the risk that any required stockholder or regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the merger is not obtained; failure to realize the anticipated benefits of the merger; risks relating to the uncertainty of the projected financial information with respect to the Apex; Apex’s ability to successfully expand and/or retain its product and service offerings; competition; the uncertain effects of the COVID-19 pandemic; and those factors discussed in documents of Northern Star filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Northern Star nor Apex presently know or that Northern Star and Apex currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

In addition, forward looking statements reflect Northern Star’s and Apex’s expectations, plans or forecasts of future events and views as of the date of this communication. Northern Star and Apex anticipate that subsequent events and developments will cause Northern Star’s and Apex’s assessments to change. However, while Northern Star and Apex may elect to update these forward-looking statements at some point in the future, Northern Star and Apex specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Northern Star’s and Apex’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering in an investment in Northern Star and is not intended to form the basis of an investment decision in Northern Star. All subsequent written and oral forward-looking statements concerning Northern Star and Apex, the proposed transactions or other matters and attributable to Northern Star and Apex or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Important Information for Investors and Stockholders

In connection with the proposed business combination, Northern Star has filed a registration statement on Form S-4, including a proxy statement and prospectus, with the SEC. Additionally, Northern Star will file other relevant materials with the SEC in connection with the business combination. Copies may be obtained free of charge on Northern Star’s website at www.northernstaric2.com or by directing a written request to Northern Star Investment Corp. II, c/o Graubard Miller, 405 Lexington Avenue, 11th Floor, New York, New York 10174. Security holders of Northern Star are urged to read the proxy statement/prospectus, and the other relevant materials when they become available, before making any voting decision with respect to the proposed business combination because they contain and will contain important information about the business combination and the parties thereto.

Participants in the Solicitation

Northern Star and Apex and their respective directors, managers and executive officers, under SEC rules, may be deemed participants in the solicitation of proxies of Northern Star’s stockholders in connection with the proposed business combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Northern Star’s executive officers and directors in the solicitation by reading Northern Star’s filings with the SEC, including its final prospectus dated January 25, 2021 filed with the SEC on January 27, 2021. Information concerning the interests of persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Northern Star’s stockholders in connection with the proposed business combination also is set forth in the registration statement for the proposed business combination that Northern Star has filed with the SEC, which includes a proxy statement and prospectus. Stockholders, potential investors and other interested persons should read the proxy statement/prospectus carefully before making any voting or investment decisions.

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